UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Pegasystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

We cordially invite you to attend our 2003 Annual Meeting of Stockholders on Tuesday, June 3, 2003 at One Main Street, Cambridge, Massachusetts. The Meeting will commence at 9:30 A. M.

The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its officers and directors.

Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the Meeting, or vote your shares personally if you attend the Meeting.

We look forward to seeing you on June 3, 2003.

Sincerely,

Alan Trefler

Chairman and Chief Executive Officer

April 29, 2003

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 3, 2003

To the Stockholders of Pegasystems Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Pegasystems Inc. (the “Company”) will be held at One Main Street, Cambridge, Massachusetts, on Tuesday, June 3, 2003 at 9:30 A.M., local time, for the following purposes:

1.	To re-elect three members of the Board of Directors to hold office until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To approve an increase in the number of shares reserved for issuance under the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan.

3.	To approve an increase in the number of shares reserved for issuance under the Pegasystems Inc. 1996 Employee Stock Purchase Plan.

4.	To ratify the Audit Committee’s selection of Deloitte & Touche LLP as the independent public accountants for the Company for the year ending December 31, 2003.

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Only stockholders of record at the close of business on the record date, April 14, 2003, will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment(s) thereof. The transfer books will not be closed.

You are cordially invited to attend the Meeting in person if possible. Whether you plan to attend the Meeting or not, please fill out, sign and date the enclosed proxy and return it in the envelope enclosed for this purpose. The proxy is revocable by the person giving it at any time prior to the exercise thereof by written notice received by the Company, by delivery of a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

By Order of the Board of Directors

/s/    June M. Morris

June M. Morris, Esq.

Clerk

April 29, 2003

PEGASYSTEMS INC.

101 Main Street

Cambridge, MA 02142

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 3, 2003

This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value (the “Common Stock”), of Pegasystems Inc. (the “Company”) in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at One Main Street, Cambridge, Massachusetts, on Tuesday, June 3, 2003 at 9:30 A. M., local time, and at any adjournment(s) thereof. Each properly signed proxy will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

This Proxy Statement, the enclosed proxy and Annual Report to Stockholders for the year ended December 31, 2002, are being mailed to the stockholders on or about April 29, 2003. The Annual Report does not constitute any part of this Proxy Statement.

The entire cost of this solicitation will be paid by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Only stockholders of record of the Company’s 34,381,419 shares of Common Stock outstanding as of the close of business on the record date, April 14, 2003, will be entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting or any adjournment(s) thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Shares voted to abstain or to withhold as to a particular matter as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter will be deemed represented for quorum purposes. Under the Company’s by-laws, such shares will not be deemed to be voting on such matter, and therefore will not be the equivalent of negative votes as to such matter. Votes will be tabulated by the Company’s transfer agent subject to supervision of persons designated by the Board of Directors as inspectors.

The affirmative vote of the holders of a plurality of the shares represented at the Meeting, at which a quorum is present, is required for the election of Directors. Approval of other matters before the Meeting will require the affirmative vote at the Meeting, at which a quorum is present, of the holders of a majority of votes cast with respect to such matters.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information as of January 31, 2003, with respect to the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each Director of the Company, (iii) each of the Named Executive Officers and (iv) all executive officers and Directors of the Company as a group. To the knowledge of the Company, based on information provided by such owners, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. The information provided below regarding persons beneficially owning more than 5% of the Company’s Common Stock is based solely on public filings made by such persons with the SEC through March 31, 2003.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED (1)	PERCENTAGE OF SHARES BENEFICIALLY OWNED
Alan Trefler (2)	21,755,100	63%
Joseph J. Friscia (3)	614,500	2%
Kenneth Olson (4)	377,625	1%
Michael R. Pyle (5)	307,162	*
Christopher J. Sullivan (3)	28,125	*
Henry Ancona (3)	62,500	*
Alexander V. d’Arbeloff (6)	1,040,000	3%
Richard H. Jones (7)	1,395,500	4%
Stephen F. Kaplan (3)	60,000	*
William H. Keough (6)	50,000	*
Edward A. Maybury (8)	83,500	*
James P. O’Halloran (9)	215,500	*
Edward B. Roberts (10)	183,500	*
William W. Wyman (3)	40,000	*
All executive officers, directors as a group (14 persons) (11)	26,213,012	72%

*	Represents beneficial ownership of less than 1% of the outstanding Common Stock.
(1)	The number of shares of Common Stock deemed outstanding includes (i) 34,354,863 shares of Common Stock outstanding as of January 31, 2003 and (ii) shares issuable pursuant to outstanding options held by the respective person or group which are exercisable within 60 days of January 31, 2003, as set forth below.
(2)	Includes 33,000 shares held in trust with respect to which Mr. Trefler has voting and dispositive power, as to which Mr. Trefler disclaims beneficial interest.
(3)	Consists solely of shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(4)	Includes 137,625 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(5)	Includes 302,162 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(6)	Includes 40,000 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(7)	Includes 372,500 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(8)	Includes 80,500 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(9)	Includes 180,000 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(10)	Includes 78,500 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003.
(11)	Includes 2,036,412 shares of Common Stock subject to stock options exercisable within 60 days of January 31, 2003 and the 33,000 shares of Common Stock described in footnote (2) above.

ELECTION OF DIRECTORS

(Item 1 of Notice)

There are currently ten members of the Board of Directors, divided into three classes with terms expiring respectively at the 2003, 2004 and 2005 annual meetings of stockholders. The Board has nominated Steven F. Kaplan, Alan Trefler and William W. Wyman, whose terms are expiring, for re-election to the class of directors whose term expires in 2006. Messrs. Kaplan, Trefler and Wyman have consented to serve, if elected at the Meeting, for a three-year term expiring at the time of the 2006 annual meeting of stockholders and when their respective successors are elected and qualified. The shares represented by each proxy will be voted to elect Messrs. Kaplan, Trefler and Wyman unless such authority is withheld by marking the proxy to that effect. Each of Messrs. Kaplan, Trefler and Wyman has agreed to serve, but in the event any of them shall unexpectedly become unavailable for election, the proxy, unless authority has been withheld as to such nominee, may be voted for election of a substitute. Proxies may not be voted for more than three persons.

THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES AS DIRECTORS.

The following information is furnished with respect to the nominees for election as Directors and each other Director.

NOMINEES FOR ELECTION FOR TERMS OF THREE YEARS EXPIRING IN 2006

Steven F. Kaplan, 46, has served as a Director of Pegasystems since August 1999. As of December 2000 he was also elected a member of our Audit Committee. He currently is a Managing Director of The Audax Group, a private equity and venture capital firm. From 1998 to 2000, Mr. Kaplan was affiliated with Texas Pacific Group, a private equity firm, and he served as President, Chief Operating Officer and Chief Financial Officer of Favorite Brands International Holding Corp., a confectionery company controlled by Texas Pacific Group. From 1996 to 1997, Mr. Kaplan was Executive Vice President and Chief Financial Officer of the Coleman Company, an international manufacturer of camping, outdoor recreation and hardware equipment. From 1993 to 1996, Mr. Kaplan was a financial and strategy consultant to venture capital and buy-out firms. During 1994, Mr. Kaplan served as Chief Financial Officer of Marcam Corporation, a software developer. Prior to that, Mr. Kaplan served as Executive Vice President and Chief Financial Officer of AM International, President of Harris Graphics and Partner of Boston Consulting Group. Mr. Kaplan holds an MS in Management, a BS in Electrical Engineering and Computer Science and a BS in Management Science from the Massachusetts Institute of Technology.

Alan Trefler, 46, a founder of Pegasystems, served as President until October 1999 and Clerk until June 1999 and has been Chief Executive Officer and a Director since we organized in 1983. Prior to that, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a degree in economics and computer science from Dartmouth College.

William W. Wyman, 65, has been a director of Pegasystems since June 2000. In December 2000, he was also elected a member of our Audit Committee. From 1984 through 1995, Mr. Wyman was a partner at Oliver, Wyman & Company, a management consulting company which he co-founded. Mr. Wyman is also currently a director of US Timberlands, a limited partnership consisting of the growing of trees and the sale of logs and standing timber; Predictive Systems, a network consulting company focused on the design, performance, management and security of complex computing networks; and Internosis, an information technology consultancy firm.

DIRECTORS WHOSE TERMS EXPIRE IN 2004

Henry Ancona, 58, joined Pegasystems in July 2002, as President and Chief Operating Officer and was elected as a Director of Pegasystems in December 2002. From 1998 through July 2002, Mr. Ancona was Chairman, President and Chief Executive Officer of Evidian, a security and network management software company. Previously, as Executive Vice President at Polaroid Corporation, he led the Commercial Imaging and Electronic Imaging businesses. Mr. Ancona has also held a variety of general management positions at Digital Equipment Corporation, including Vice President of the company’s office and other application software businesses. Mr. Ancona holds a B.S. and an M.S. in electrical engineering from the Massachusetts Institute of Technology and an MBA from Harvard Business School. He is a director of OneSource Information Services, Inc., a provider of Web-based business information and Sentillion Inc., a healthcare software company.

Alexander V. d’Arbeloff, 75, has been a Director of Pegasystems since August 2000. In December 2000, he was also elected a member of our Compensation Committee. In 1960, Mr. d’Arbeloff co-founded Teradyne, Inc., a leading manufacturer of automatic test equipment and interconnection systems for the electronics and telecommunications industries. Mr. d’Arbeloff served as President and Chief Executive Officer of Teradyne until May 1997, and remained Chairman of the Board until June 2000. Since 1989, Mr. d’Arbeloff has been a member of the MIT Corporation, and was named its Chairman in July 1997. Mr. d’Arbeloff also serves on the boards of several private companies.

William H. Keough, 65, has been a Director of Pegasystems and a member of our Audit Committee since June 2000. He served as a director of Thermo Ecoteck Corporation, an environmentally sound power plants and fuels public company, from November 1998 until September 2000, when the company was spun back into its parent, Thermo Electron. He served as chairman of the Board of Trustees of the National Multiple Sclerosis Society’s Central New England chapter. He also served as Senior Vice President and Chief Financial Officer of two public companies from 1968 to 1999, most recently at the Pioneer Group, a financial services business with $20 billion in assets, from 1986 to his retirement in 1999. Mr. Keough holds a B.S./B.A. in Finance from Boston College and an MBA from Northeastern University.

Edward A. Maybury, 63, has been a Director of Pegasystems since our organization in 1983. In December 2000, he was also elected a member of our Compensation Committee. Since July 1992, he has served as a Director, and from April 1992 through December 31, 1998 was a Director and Chief Executive Officer, of Creative Systems, Inc., a software and services company. Prior thereto, Mr. Maybury was the Chief Executive Officer of Data Architect Systems, Inc., a software and services company.

DIRECTORS WHOSE TERMS EXPIRE IN 2005

Richard H. Jones, 51, was elected a Director of Pegasystems in November 2000. He joined Pegasystems in October 1999, serving as President and Chief Operating Officer until July 2002. From 1995 to 1997, he served as a Chief Asset Management Executive and member of the Operating Committee at Barnett Banks, Inc., which at the time was among the nation’s 25 largest banks. He served as CEO of Fleet Investment Services, a brokerage and wealth management organization from 1991 to 1995. His prior experience also includes serving as Executive Vice President with Fidelity Investments, an internal provider of financial services and investment resources and as a principal with the consulting firm of Booz, Allen & Hamilton. Mr. Jones holds an undergraduate degree from Duke University, with majors in both economics and management science. He also holds an M.B.A. degree from the Wharton School of the University of Pennsylvania. Since June 1995, Mr. Jones has served as Chairman of Jones Boys Ventures.

James P. O’Halloran, 70, has been a Director of Pegasystems since 1999. From April 1999 to August 2001, he was the Senior Vice President, Chief Financial Officer, Treasurer, and Clerk of Pegasystems. From 1991 to 1999, he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, he was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 to his retirement in 1990. From August 2002 to February 2003, Mr. O’Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and hi-tech industries. Since 1993, he has served as a director of ASA International Ltd., a software firm focusing on business applications for small and medium sized companies.

Edward B. Roberts, 67, has been a Director of Pegasystems since June 1996. In December 2000, he was also elected a member of our Compensation Committee. Since the early 1960s, he has been the David Sarnoff Professor of Management of Technology at the Massachusetts Institute of Technology, where he founded and chairs the MIT Entrepreneurship Center. Dr. Roberts co-founded and is a Director of Medical Information Technology, Inc., a leading provider of healthcare information systems. He is also a Director of Advanced Magnetics, Inc., a specialty pharmaceutical company; NETsilicon, Inc., a semiconductor producer that links equipment to the Internet; Inverness Medical Technology, Inc., a manufacturer of medical diagnostics products; SOHU.com, Inc., an internet portal, and several early-stage high-technology firms. Dr. Roberts co-founded and served for 20 years as a general partner of the Zero Stage and First Stage Capital group of venture capital funds.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Company’s Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for selecting the Company’s independent public accountants, reviewing the scope, results and costs of the audit with the Company’s independent public accountants and reviewing the financial statements of the Company. Messrs. Kaplan, Keough and Wyman are currently the members of the Audit Committee. The Audit Committee met eight times during 2002. The Compensation Committee is responsible for recommending compensation and benefits for the executive officers of the Company to the Board of Directors and for administering the Company’s stock plans. Messrs. d’Arbeloff, Maybury and Roberts are currently the members of the Compensation Committee. The Compensation Committee met once during 2002.

During 2002, the Board of Directors of the Company held six meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and the meetings of the committees of the Board on which he served held during the period when he was a Director.

DIRECTOR COMPENSATION

Each non-employee Director of the Company receives $1,000 for every Board or committee meeting attended. The Company also reimburses non-employee Directors for expenses incurred in attending board meetings. In addition, non-employee Directors of the Company are eligible to receive stock options under the Company’s 1996 Non-Employee Director Stock Option Plan and all Directors are eligible to receive stock options and stock grants under the Company’s Amended and Restated 1994 Long-Term Incentive Plan. Each non-employee director has been granted on an annual basis a fully vested option to purchase 10,000 shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant under the 1996 Non-Employee Director Stock Option Plan. No additional options will be issued under the 1996 Non-Employee Director Plan as no shares remain available under such plan. In 2003, the Company issued options to non-employee Directors under the 1994 Long-Term Incentive Plan. No other compensation is paid to Directors for attending Board or committee meetings. Messrs. d’Arbeloff, Maybury, Roberts, Keough, Kaplan, O’Halloran and Wyman are currently the non-employee Directors of the Company.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 2002, 2001, and 2000 by (i) the Company’s Chief Executive Officer and (ii) the five most highly compensated other executive officers (collectively, the “Named Executive Officers”):

Summary Compensation Table

LONG TERM COMPENSATION AWARDS
ANNUAL COMPENSATION (1)
					SECURITIES UNDERLYING OPTIONS(#)	ALL OTHER COMPENSATION ($)
NAME AND PRINCIPAL POSITIONS	YEAR	SALARY ($)	BONUS ($)
Alan Trefler Chairman and Chief Executive Officer	2002 2001 2000	$200,000 200,000 200,000	$110,000 70,000 —	(2) (3)	— — —	— — —

Richard H. Jones (4) Vice Chairman	2002 2001 2000	187,500 250,000 250,000	100,000 125,000 —	(2) (3)	— 100,000 —	$93,750 75,000 74,475	(5)

Joseph J. Friscia Executive Vice President and General Manager of Applications	2002 2001 2000	264,000 255,000 200,000	71,000 80,000 —	(2) (3)	— 30,000 50,000	— — 60,554

Michael R. Pyle Senior Vice President of Product Development	2002 2001 2000	204,000 177,500 155,000	55,000 70,000 3,079	(2) (3) (6)	— 40,000 50,000	— — 1,644

Christopher J. Sullivan Senior Vice President, Chief Financial Officer	2002 2001 2000	239,500 108,599 —	64,500 50,000 —	(2) (3)	— 75,000 —	— — —

Kenneth Olson Senior Vice President of Advanced Technology	2002 2001 2000	169,000 155,000 145,000	45,500 50,000 3,000	(2) (3) (6)	— 30,000 40,000	— — 11,457

(1)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the Named Executive Officers for 2002, 2001, and 2000.
(2)	Represents bonuses earned in 2002 and paid in 2003.
(3)	Represents bonuses earned in 2001 and paid in 2002.
(4)	Mr. Jones served as the Company’s President and Chief Operating Officer through September 2002. Since September 2002, Mr. Jones has been a part-time employee of the Company. (See “Certain Transactions” below.)
(5)	Represents $56,250 travel allowance and $37,500 of compensation earned as a part time employee.
(6)	Represents payments for Y2K on-call coverage.

Option Grants

None of the Named Executive Officers were granted options to purchase our Common Stock during 2002.

Option Exercises in Last Fiscal Year and Year-End Option Values

The following table sets forth certain information concerning options exercised during 2002 and the number and value of unexercised stock options held as of December 31, 2002 by each of the Named Executive Officers.

	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS AT YEAR-END		VALUE OF UNEXERCISED IN- THE-MONEY OPTIONS AT YEAR-END($)
NAME			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Alan Trefler	—	—	—	—	—	—
Richard H. Jones	—	—	341,250	168,750	$76,731	$159,369
Joseph J. Friscia	34,000	$384,265	606,500	44,500	$1,323,067	$12,268
Michael R. Pyle	25,000	$193,733	307,600	61,500	$729,252	$20,251
Christopher J. Sullivan	—	—	23,437	51,563	$38,905	$85,595
Kenneth Olson	—	—	127,875	47,125	$32,904	$15,606

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2002, regarding the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan, the Pegasystems Inc. 1996 Non-Employee Director Stock Option Plan and the Pegasystems Inc. 1996 Employee Stock Purchase Plan (collectively, the “Stock Plans”). The Company’s stockholders previously approved the Stock Plans and all amendments that were subject to stockholder approval, other than the amendments to the Pegasystems Inc. 1994 Long-Term Incentive Plan and the Pegasystems Inc. 1996 Employee Stock Purchase Plan for which stockholder approval is being sought at the Meeting and which are described below. The Company has no equity compensation plans that have not been approved by its stockholders.

	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF OUTSTANDING STOCK OPTIONS (a)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING STOCK OPTIONS (b)	NUMBER OF SHARES OF COMMON STOCK REMAINING AVAILABLE FOR FUTURE ISSUANCE (EXCLUDING THOSE IN COLUMN (a)) UNDER THE STOCK OPTION PLANS (c)
Amended and Restated 1994 Long-Term Incentive (1)	7,732,542	$7.79	3,162,947
1996 Non-Employee Director Stock Option Plan (2)	250,000	$6.22	0
1996 Employee Stock Purchase Plan (3)		Not applicable

Total	7,982,542	$7.74	3,162,947

(1)	In addition to the issuance of stock options, the Amended and Restated 1994 Long-Term Incentive Plan allows for the issuance of stock appreciation rights, restricted stock and long-term performance awards. The number of shares remaining available for issuance in column (c) includes the 1,500,000 share increase for which stockholder approval is being sought at the Meeting.

(2)	No additional options will be issued under the 1996 Non-Employee Director Plan as no shares remain available for issuance thereunder.
(3)	A total of 1,000,000 shares of Common Stock are reserved for issuance under the 1996 Employee Stock Purchase Plan, including the 500,000 shares for which stockholder approval is being sought at the Meeting. Through December 31, 2002, the Company had issued 453,731 shares under the 1996 Employee Stock Purchase Plan. In addition, an offering period under the Plan is currently in effect and scheduled to expire on May 1, 2003, on which date the Company will issue an additional number of shares to be determined at such time.

CERTAIN TRANSACTIONS

Except as described below, during 2002 there were no transactions involving more than $60,000, nor are any proposed, between the Company and any executive officer, Director, beneficial owner of 5% or more of the Company’s Common Stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

On May 10, 2001, the Company entered into an employment agreement with Joseph Friscia, the Company’s Executive Vice President and General Manager of Applications, setting forth his responsibilities and compensation. The agreement requires the Company to pay Mr. Friscia an annual base salary of $250,000 and all legal defense expenses arising out of Mr. Friscia’s employment. In addition, subject to Mr. Friscia executing a general release of claims against the Company, in the event the Company terminates Mr. Friscia’s employment without cause or Mr. Friscia terminates his employment for any reason, the agreement provides for one year of base salary continuation, one year of continued coverage under the Company’s group health insurance plan and up to $10,000 of outplacement support services. Under the agreement, Mr. Friscia confirmed his earlier agreement not to compete with the Company’s business during the term of his employment and for eighteen months thereafter and also agreed not to solicit any of the Company’s employees for a period of eighteen months after the termination of his employment.

On April 26, 2002 the Company entered into a Consulting Agreement with Lisa Pyle, the wife of Michael Pyle, the Company’s Senior Vice President of Product Development. On October 17, 2002, the Company entered into another Agreement with Ms. Pyle, which supersedes the first agreement and provides for Ms. Pyle to provide the Company with consulting services on a project by project basis. Pursuant to the Agreement, the Company will pay Ms. Pyle at the rate of $100 per hour. In 2002, Ms. Pyle received compensation of $111,900 for consulting services rendered to the Company.

On July 25, 2002, the Company entered into an executive employment agreement with Henry Ancona, the Company’s President and Chief Operating Officer. The agreement requires the Company to pay Mr. Ancona an annual base salary of $325,000. In addition, the Company granted Mr. Ancona a non-qualified option to purchase 500,000 shares of common stock at a per share price of $7.525, which option vests over four years in equal quarterly installments. Subject to Mr. Ancona’s executing a general release of claims against the Company, if the Company terminates Mr. Ancona’s employment without cause or Mr. Ancona terminates his employment for good reason, the agreement provides that Mr. Ancona will receive a lump sum payment equal to his current annual salary and the pro rata portion of any bonus he would have earned for the year, the continuation of his benefits for 12 months, and the acceleration of his options if the termination is at least one year after the start of his employment.

The Company has adopted a policy whereby transactions between the Company and its officers, Directors, principal stockholders and their affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of the Company’s Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of Directors who are not employees of or consultants to the Company. The Committee, which during 2002 consisted of Alexander V. d’Arbeloff, Edward A. Maybury and Edward Roberts, is responsible for establishing compensation and benefits for the executive officers of the Company and for administering the Company’s stock plans. This report is submitted by the Committee and addresses the compensation policies for 2002 as they affected each of our executive officers.

Compensation Philosophy

The objective of the Committee is to provide an executive compensation program that aligns executive compensation with the achievement of specific company goals. The Committee believes that executive compensation should also reflect the value that an individual adds to the Company and that executive compensation should enable the Company to attract and retain key employees in an increasingly competitive industry environment. While compensation survey data are useful guides for comparative purposes, the Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance. To that extent, the Committee applies its judgment on reconciling the program’s objectives with the realities of retaining valued employees.

Compensation Components

There are two compensation components for executive officers: cash compensation in the form of salary and merit pay, and non-cash compensation in the form of stock options.

Salary.    Cash compensation in the form of salary is intended to reflect an executive’s knowledge, skills, and level of responsibility as well as the economic and business conditions affecting the Company. In determining the salary (and merit pay) of each executive, the Committee reviews compensation of comparable positions in other software companies contained in published surveys or gleaned from the public disclosure filings of publicly-traded companies.

Merit Pay.    Merit pay reflects the financial valuation of each executive’s individual contribution to the Company over the review period. An executive’s ability to achieve closure on critical projects, to attain required results, and to contribute positively to Company tone in the process are critical to ensuring the strong financial performance of the Company as a whole, and thus helps define the executive’s financial value. Awards of merit payments are made at the discretion of the Committee, based upon the Committee’s assessment of each executive’s contributions to the Company. There is no pre-set amount allocated and available in a “merit pay pool” for executive officers.

Stock Options.    The Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of the Common Stock on the date of grant and are linked to future performance of the Company’s stock because they do not become valuable to the holder unless the price of the Company’s stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by taking into consideration factors such as number of stock options previously granted to an executive, the executive’s remaining options exercisable and the value of those stock options, as compared to the anticipated value that an executive will add to the Company in the future. Stock options are not necessarily granted to executives on an annual basis.

Compensation of the Chief Executive Officer in 2002

The Committee, in determining the salary, merit pay and stock option components of compensation for the Chief Executive Officer in 2002 considered the various factors described above. As has been the Committee’s past practice, no stock options were granted to the Chief Executive Officer because of his already significant holdings of Pegasystems stock.

Compensation Surveys and the Performance Graph

The companies included in the published Surveys considered by the Committee in establishing the cash compensation of the executives differ from the companies included in the Goldman Sachs Technology Software Index, which is included in the Performance Graph following this report, in that the Goldman Sachs Technology Software Index includes only a select number of public software companies, while such surveys include public as well as private companies which sell software and integrated turnkey systems. The Committee believed that the companies included in such surveys better reflected the range of companies that are likely to compete for the services of the Company’s executive officers. For this reason the Committee believes that the Goldman Sachs Technology Software Index may be an appropriate basis for comparing stock performance but that such surveys are a more appropriate basis for determining compensation.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to its chief executive and its four other most highly compensated executives. Certain compensation, including performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. The Company currently intends to structure its stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Committee believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1 million threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Committee has not considered what its policy regarding compensation not qualifying for federal tax deduction might be at such time, if ever, as that threshold is within range of any executive officer.

Compensation Committee

Alexander V. d’Arbeloff

Edward A. Maybury

Edward Roberts

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company has served as a Director or member of the Company’s Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on the Company’s Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the “Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal control. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company’s independent auditors and (3) provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

The Audit Committee consists of three members, each of whom is independent (as defined by listing standards that govern companies the shares of which are listed on Nasdaq). The Audit Committee operates under a written charter, approved by the Board of Directors.

In fulfilling its oversight responsibilities regarding the 2002 financial statements, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit Committees), including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of the independent auditors regarding the reasonableness of those estimates.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and received by the Committee.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits in 2003. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held eight meetings during 2002.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Committee

Steven F. Kaplan, Chairman

William H. Keough

William W. Wyman

COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

The following performance graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on December 31, 1997 in each of the Common Stock of Pegasystems Inc., the Nasdaq Stock Market Index (a broad market index) and the Goldman Sachs Technology Software Index* (“GSTI™ Software”) (a published industry index). The Company paid no dividends during the period shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

The Report of the Compensation Committee on Executive Compensation, the Report of the Audit Committee and the Comparison of Cumulative Total Stockholder Return information above shall not be deemed “soliciting material” or incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement irrespective of any general incorporation language therein.

*	GSTI is a registered trademark of Goldman, Sachs & Co.

APPROVAL OF INCREASE IN THE NUMBER OF SHARES RESERVED FOR

ISSUANCE UNDER THE PEGASYSTEMS INC. AMENDED AND RESTATED

1994 LONG-TERM INCENTIVE PLAN

(Item 2 of Notice)

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan (the “1994 Plan”) to increase the number of shares reserved for issuance and directed that such amendment be submitted to the stockholders for their approval. The amendment to the 1994 Plan approved by the Board of Directors increased the number of shares authorized for issuance under the 1994 Plan from 11,500,000 to 13,000,000. The following summary of the 1994 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1994 Plan, which is attached as Appendix A to this Proxy Statement.

The 1994 Plan was adopted by the Board of Directors on November 23, 1994, and approved by the stockholders on April 21, 1995, prior to the Company’s initial public offering. An amendment and restatement of the 1994 Plan, increasing the number of shares reserved for issuance under the 1994 Plan from 5,000,000 to 7,500,000 was adopted by the Board on April 27, 1998, and approved by the stockholders on May 6, 1998. An amendment and restatement of the 1994 Plan, increasing the number of shares reserved for issuance under the 1994 Plan from 7,500,000 to 9,500,000 was adopted by the Board on January 18, 1999, and approved by the stockholders on June 21, 1999. An amendment and restatement of the 1994 Plan, increasing the number of shares reserved for issuance under the 1994 Plan from 9,500,000 to 11,500,000 was adopted by the Board on June 8, 2000, and approved by the stockholders on June 29, 2000.

Purpose

The purpose of the 1994 Plan is to provide incentives through the issuance of shares of Common Stock pursuant to the grant of incentive stock options (“ISOs”) to employees and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock and/or long-term performance awards to employees, consultants, directors and officers of the Company. Long-term performance awards may be made in cash or in stock, must be awarded in connection with a performance period of at least two years and are based on performance objectives determined by the Compensation Committee.

Administration

The 1994 Plan is administered by the Compensation Committee. Subject to the provisions of the 1994 Plan, the Compensation Committee has authority to select the optionees or SAR, long-term performance award or restricted stock recipients and determine the terms of the options, SARs, long-term performance awards or restricted stock granted, including: (i) the number of shares or SARs; (ii) the option exercise terms; (iii) the amount of the awards; (iv) the exercise or purchase price (which in the case of incentive stock options cannot be less than the market price of the Common Stock as of the date of grant); (v) the type and duration of transfer or other restrictions; and (vi) the time and form of payment for restricted stock and upon exercise of options.

Shares Subject to the 1994 Plan

The stock subject to options and awards under the 1994 Plan is authorized but unissued shares of the Company’s Common Stock or shares of treasury Common Stock. Any shares subject to an option that for any reason expires or is terminated unexercised as to such shares and any restricted stock that is reacquired by the Company as a result of the exercise of a repurchase option may again be the subject of an option or award under the 1994 Plan. Giving effect to the March 6, 2003 increase authorized by the Board of Directors, the maximum number of shares of Common Stock that may be issued under the 1994 Plan may not exceed 13,000,000 shares, subject to adjustment, as described below.

Adjustments

In the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the 1994 Plan, in the number and option price of shares subject to outstanding options granted under the 1994 Plan and in the number and price of other awards made under the 1994 Plan, as may be determined to be appropriate by the Compensation Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

Transferability of Options

Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution.

Eligibility

Directors (whether or not employees of the Company), consultants and employees of the Company who are responsible for or who contribute to the management, growth and/or profitability of the Company or any subsidiary or affiliate of the Company are eligible to be granted awards under the 1994 Plan. Under the 1994 Plan, however, ISOs may be granted only to employees of the Company. As of March 31, 2003, the Company estimated that approximately 420 employees were eligible to participate in the 1994 Plan, and options to purchase 7,557,738 shares were outstanding and 2,194,141 shares issued upon the exercise of options were outstanding. As of March 31, 2003, no restricted stock, SARs or long-term performance awards had been granted under the 1994 Plan.

Exercise and Termination of Options

No option may be exercised following termination for cause or voluntary termination, or more than three months following involuntary termination without cause. Upon termination due to death, an option is exercisable for a maximum of one year after such termination, and upon termination due to disability or upon early or normal retirement, an option is exercisable for a maximum of two years after such termination.

2002 Option Grants Under the 1994 Plan

The following table sets forth the number of outstanding options granted during 2002 under the 1994 Plan to the specified individuals and groups.

NAME	NUMBER OF OPTIONS
Alan Trefler	—
Joseph J. Friscia	—
Michael R. Pyle	—
Kenneth Olson	—
Christopher J. Sullivan	—
Richard H. Jones	—
All current executive officers as a group (6 persons)	500,000
All employees who were not executive officers as a group (73 persons)	330,860

Federal Income Tax Consequences

ISOs—A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant’s alternative minimum taxable income.

If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the options, gain will be taxable to the participant upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. The Company will not be entitled to a tax deduction arising from the exercise of an ISO, if the employee qualifies for such long-term capital gain treatment.

NSOs—A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE PEGASYSTEMS INC. AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF INCREASE IN THE NUMBER OF SHARES

RESERVED FOR ISSUANCE UNDER THE PEGASYSTEMS INC.

1996 EMPLOYEE STOCK PURCHASE PLAN

(Item 3 of Notice)

On May 13, 1996, the Board of Directors and stockholders adopted the 1996 Employee Stock Purchase Plan (the “1996 Plan”). The Company initially reserved 500,000 shares of Common Stock for issuance under the 1996 Plan. On March 6, 2003, the Board of Directors approved the amendment of the 1996 Plan to increase the number of shares reserved for issuance by an additional 500,000 shares. The Company’s stockholders are being asked to approve that March 6, 2003 increase approved by the Board of Directors.

The following summary of the 1996 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1996 Plan, which is attached as Appendix B to this Proxy Statement.

Purpose

The purpose of the 1996 Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase shares of Common Stock through payroll deductions or lump sum payments. The 1996 Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code.

Administration

The 1996 Plan is administered by the Compensation Committee. The Compensation Committee may waive such provisions of the 1996 Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the 1996 Plan.

Shares Subject to the 1996 Plan

The shares of Common Stock issuable under the 1996 Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market. Giving effect to the March 6, 2003 increase authorized by the Board of Directors, the maximum number of shares of Common Stock which may be sold to participants over the term of the 1996 Plan may not exceed 1,000,000 shares, subject to adjustment, as described below.

Adjustments

If any change is made to the Company’s outstanding Common Stock in connection with any merger, consolidation, reorganization, recapitalization, stock split, stock dividend or other relevant change in the capitalization of the Company, appropriate adjustment will be made in the number of shares reserved under the 1996 Plan, in the number of shares covered by outstanding rights under the 1996 Plan, in the exercise price of the rights and in the maximum number of shares that an employee may purchase.

Purchase Periods

Shares of Common Stock are offered for purchase under the 1996 Plan during one or more offering periods, the timing and duration of which are designated by the Compensation Committee. An employee who participates in the 1996 Plan for a particular purchase period will have the right to purchase Common Stock on the terms and conditions set forth below and must execute a purchase agreement embodying the terms and conditions and other provisions (not inconsistent with the 1996 Plan) as the Compensation Committee may deem advisable.

Eligibility and Participation

Any individual who is employed on a basis under which he or she is expected to work more than 20 hours per week for more than five months per calendar year in the employ of the Company or any subsidiary and who is employed at the beginning of the purchase period is eligible to participate in the 1996 Plan. As of March 31, 2003, the Company estimated that approximately 415 employees were eligible to participate in the 1996 Plan.

The method of payment for the shares to be acquired by an employee under the 1996 Plan will be through regular payroll deduction, lump sum payment or both, as determined by the Compensation Committee.

No right granted to an employee under the 1996 Plan during an offering period will cover more shares than may be purchased at an exercise price equal to more than 10% of the base salary payable to the employee during the offering period, not taking into account any changes in the employee’s rate of compensation after the date the employee elects to participate in the offering.

Purchase Price

The purchase price per share will be the lesser of (i) 85% of the fair market value per share of Common Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value per share of Common Stock on the date the purchase right is exercised.

The fair market value of the Common Stock on any relevant date under the 1996 Plan will be the average on that date of the high and low, price per share as reported by the Nasdaq National Market. On March 31, 2003, the fair market value per share of Common Stock was $4.1700 per share.

Special Limitations

The 1996 Plan imposes certain limitations upon a participant’s rights to acquire Common Stock, including the following limitations:

•	Purchase rights may not be granted to any individual who immediately thereafter would own stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•	Purchase rights granted to a participant may not accrue at a rate that exceeds $25,000 in fair market value of the Common Stock (valued at the time each purchase right is granted) during any one calendar year in which such purchase right is outstanding.

Termination of Purchase Rights

The participant may, unless the employee has waived his or her cancellation right, withdraw from the 1996 Plan before the expiration of the purchase period and elect to have his or her accumulated payroll deductions refunded immediately without interest.

The participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions that the participant may have made for the purchase period in which his or her employment terminates will be refunded without interest.

Stockholder Rights

No participant will have any stockholder right with respect to the shares covered by his or her purchase right until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Amendment and Termination

The Board of Directors may terminate or amend the 1996 Plan. However, the Board may not, without stockholder approval, take any action that will adversely affect the then existing purchase rights of any participant or amend the 1996 Plan (i) to increase the number of shares subject to the 1996 Plan, (ii) to change the class of persons eligible to participate in the 1996 Plan, or (iii) to increase materially the benefits accruing to participants under the 1996 Plan.

No purchase rights will be granted under the 1996 Plan after May 13, 2006.

Federal Income Tax Consequences

The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1996 Plan.

If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the purchase period in which such shares were acquired or within one year after the purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. Any additional gain or loss recognized by the participant on the disposition of the stock will be treated as short-term or long-term capital gain or loss, depending on the time the participant held the shares between the purchase date and the disposition.

If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the purchase period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant’s entry date into that purchase period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

The foregoing is only a summary of the federal income taxation consequences to the participant and the Company with respect to the shares purchased under the 1996 Plan. The summary does not discuss tax consequences of a participant’s death or the income tax laws of any city, state or foreign country in which the participant may reside.

2002 Purchases Under the 1996 Plan

Each of the Company’s eligible employees, including the Named Executive Officers, has the right to elect to purchase shares during any offering periods commenced. Non-employee directors are not eligible to participate in the 1996 Plan. The following table sets forth the number of shares purchased during 2002 under the 1996 Plan by the specified individuals and groups.

NAME	NUMBER OF SHARES PURCHASED
Alan Trefler	—
Joseph J. Friscia	—
Michael R. Pyle	—
Kenneth Olson	—
Christopher J. Sullivan	—
Richard H. Jones	—
All current executive officers as a group (6 persons)	—
All employees who were not executive officers as a group (125 persons)	95,498

Stockholder Approval

The affirmative vote of a majority of the outstanding Common Stock of the Company presented or represented and entitled to vote at the Meeting is required for approval of the increase in the number of shares reserved for issuance under the 1996 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE PEGASYSTEMS INC. 1996 STOCK PURCHASE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

RATIFICATION OF THE SELECTION OF

INDEPENDENT PUBLIC ACCOUNTANTS

(Item 4 of Notice)

The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. The Board proposes that the stockholders ratify this selection. Deloitte & Touche LLP audited the Company’s financial statements for the fiscal year ended December 31, 2002. The Company expects that representatives of Deloitte & Touche LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees. Fees of Deloitte & Touche LLP for the audit of the Company’s financial statements, 401(k) plan and statutory audits for the fiscal year ended December 31, 2002 and the reviews of quarterly reports on Form 10-Q filed during 2002 were $490,974 of which an aggregate amount of $378,000 had been billed through December 31, 2002. Fees of Deloitte & Touche for the audit of the Company’s financial statements, 401(k) plan and statutory audits for the fiscal year ended December 31, 2001 and the reviews of quarterly reports on Form 10-Q filed during 2001 were $357,692, of which an aggregate amount of $342,692 had been billed through December 31, 2001.

Audit-Related Fees. Deloitte & Touche assessed the Company no fees in 2001 or 2002 for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not disclosed under “Audit Fees.”

Financial Information Systems Design and Implementations Fees. Deloitte & Touche assessed the Company no fees for any financial information systems design or implementation during the fiscal year ended December 31, 2002 or December 31, 2001.

Tax Fees. Aggregate fees of Deloitte & Touche for tax compliance, tax advice and tax planning were $136,822 in 2002, of which an aggregate amount of $112,996 had been billed through December 31, 2002, and $184,848 during 2001, of which an aggregate amount of $137,123 had been billed through December 31, 2001.

All Other Fees. Aggregate fees for all other services rendered by Deloitte & Touche LLP during 2002 were $26,224, of which an aggregate amount of $26,224 had been billed through December 31, 2002. Aggregate fees for all other services rendered by Deloitte & Touche during 2001 were $69,902, of which an aggregate amount of $14,633 had been billed through December 31, 2001. These services in 2002 and 2001 consisted primarily of reviews of certain financial information in connection with the 1Mind Corporation acquisition.

All audit and non-audit services provided by Deloitte & Touche LLP are approved by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In the event that ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company is not obtained at the upcoming Annual Meeting of Stockholders, the Board of Directors will reconsider its selection.

The affirmative vote of a majority of the shares present or represented and entitled to vote and voting at the Meeting is required to ratify the selection of the independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s Directors and executive officers, and persons who own more than ten percent of the Company’s Common Stock, to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company.

To the Company’s knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations that no other reports were required, during 2002, and all other such filing requirements were complied with in a timely fashion.

STOCKHOLDER PROPOSALS FOR 2004 MEETING

Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be presented on or before December 30, 2003 for inclusion in the proxy materials relating to that meeting and on or before March 15, 2004 for matters to be considered timely such that, pursuant to Rule 14a-4 under the 1934 Act, the Company may not exercise its discretionary authority to vote on such matters at that meeting. Any such proposals should be sent to the Company at its principal offices addressed to the Clerk. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

OTHER MATTERS

The Company does not know of any other matters which will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed proxy will be voted by the persons voting the proxies in accordance with their judgment on such matters.

In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please fill out, sign, date and return your proxy promptly.

A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated.

By Order of the Board of Directors

/s/    June M. Morris

June M. Morris, Esq.

Clerk

April 29, 2003

Appendix A

Pegasystems Inc.

1994 Long-Term Incentive Plan

As Amended and Restated on March 6, 2003

Pegasystems Inc.

1994 Long-Term Incentive Plan

i

SECTION 1.    Purpose; Definitions.

The name of this Plan is the Pegasystems Inc. 1994 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan is to provide incentives: (a) to employees of Pegasystems Inc. (the “Corporation”) by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986; (b) to directors (whether or not employees), employees and consultants of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which do not qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, and otherwise to participate in shareholder value which has been created.

For the purposes of the Plan, the following terms shall be defined as set forth below:

a.	“Award” means any Option, Stock Appreciation Right, Restricted Stock or Long-Term Award granted under this Plan.

b.	“Board” means the Board of Directors of the Corporation.

c.	“Cause” means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant’s willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.

d.	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

e.	“Committee” means a Compensation Committee of the Board, if such Committee has been appointed by the Board and has been authorized to administer the Plan. Such Committee will consist of two or more members of the Board. Each member of the Committee shall be a “Disinterested Person” as defined below. All references herein to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

f.	“Corporation” means Pegasystems Inc., a corporation organized under the laws of the Commonwealth of Massachusetts, or any successor organization.

g.	“Disability” means permanent and total disability as determined under the Corporation’s long-term disability program.

h.	“Disinterested Person” shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

i.	“Early Retirement” means that a Participant has attained the consent of the Committee to retire prior to having attained age 60 or qualifies for early retirement pursuant to the early retirement provisions as set forth in a pension plan of the Corporation in which the Optionee is a participant.

j.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

k.

“Fair Market Value” if the Stock is publicly traded, shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the stock on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the stock on the Nasdaq National Market, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average

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of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not then reported on the Nasdaq National Market or on a national securities exchange. If, on the date of grant, the stock is not publicly traded, “Fair Market Value” shall be the fair market value on such date as determined by the Board in good faith.

l.	“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

m.	“Insider” means a Participant who is subject to the requirements of the Rules (as defined below).

n.	“Long-Term Performance Award” or “Long-Term Award” means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

o.	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

p.	“Normal Retirement” means retirement of a Participant from active employment with the Corporation and any subsidiary or affiliate after either having attained age 60 or pursuant to the normal retirement provisions of an applicable pension plan of the Corporation.

q.	“Option” means any Incentive Stock Option or Non-Qualified Stock Option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

r.	“Optionee” means a Participant who is the recipient of any Incentive Stock Option or Non-Qualified Stock Option under this Plan.

s.	“Participant” means anyone to whom an Award is granted pursuant to the Plan.

t.	“Plan” means the Pegasystems Inc. 1994 Long-Term Incentive Plan, as hereinafter amended from time to time.

u.	“Restricted Stock” means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

v.	“Retirement” means Normal or Early Retirement.

w.	“Rules” means Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the regulations promulgated thereunder.

x.	“Securities Broker” means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

y.	“Stock” means the Common Stock, $.01 par value per share, of the Corporation.

z.	“Stock Appreciation Right” means the right, pursuant to an award granted under Section 6 below, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value (or such lesser ceiling as may be specified in the option grant), as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

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SECTION 2.    Administration

The Plan shall be administered by the Committee.

The Committee shall have the authority to grant to eligible Participants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards.

In particular, the Committee shall have the authority:

(i)	to select the Participants to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder.

(ii)	to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

(iii)	to determine the number of shares to be covered by each such award granted hereunder;

(iv)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

(v)	to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(k);

(vi)	to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(1); and

(vii)	to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants.

SECTION 3.    Stock Subject to the Plan

(a)	Stock Subject to Plan. The stock to be subject or related to awards under the Plan shall be shares of the Corporation’s Stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(c) below, shall be up to 13,000,000 shares of Stock; any or all of such 13,000,000 shares of Stock may be granted for awards of Incentive Stock Options.

In addition, shares equal to 2% of Stock outstanding shares at the start of each Fiscal Year shall each year be reserved exclusively for the granting of replacement Options under Section 5(e) below to all Participants. Such additional authorization of Stock for the granting of replacement Options shall not, at any time, cause the maximum shareholder dilution caused by the Plan to exceed the 13,000,000 shares of Stock authorized for grant under the Plan.

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Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan, including shares subject to replacement Options awarded under the Plan.

(b)	Unused, Forfeited and Reacquired Shares. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited Award for which no material benefit was received by a Participant (i.e. dividends) shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (b) shall be in addition to the shares available pursuant to paragraph (a) of this Section 3.

(c)	Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.    Eligibility

Directors (whether or not employees of the Corporation), consultants and employees of the Corporation who are responsible for or who contribute to the management, growth and/or profitability of the Corporation and/or any Subsidiary (as defined below) or affiliate of the Corporation are eligible to be granted Awards under the Plan.

SECTION 5.    Stock Options

Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

With the exception of Optionees who are either (i) consultants or (ii) directors who are not also employees of the corporation, who shall not be eligible to receive Incentive Stock Options, the Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

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Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a)	Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but for Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of the Stock at the time of grant, and for Incentive Stock Options shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. However, any Incentive Stock Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant. The term “Parent” and “Subsidiary” as used herein shall mean “parent corporation” and “subsidiary corporation” as those terms are defined in Section 424 of the Code.

(b)	Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option or Non-Qualified Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any Optionee who at the time the Option is granted owns more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

(c)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(g), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

(d)	Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee or, in the case of the exercise of a Non-Qualified Stock Option or Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Option is granted.

The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

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If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Corporation may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a).

(e)	Replacement Options. If an Option granted pursuant to the Plan may be exercised by an Optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion, at the time of the original Option grant or at such subsequent time during the term of such Option as the Committee, in its sole discretion, shall deem appropriate, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original Option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement Option shall equal the then current Fair Market Value, and with a term not to exceed ten years.

The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Corporation.

(f)	Non-transferability of Options. No Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee’s lifetime, only by the Optionee.

(g)	Termination by Reason of Death. Subject to Section 5(j), if an Optionee’s service to the Corporation and any Subsidiary or affiliate terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)	Termination by Reason of Disability. Subject to Section 5(k), if an Optionee’s service to the Corporation and any Subsidiary or affiliate terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Optionee dies within such two-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

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(i)	Termination by Reason of Retirement. Subject to Section 5(j), if an Optionee’s employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Optionee dies within such two-year period, any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(j)	Other Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee’s service to the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option’s term if the Optionee is involuntarily terminated by the Corporation without Cause. Leave of absence with the written approval of the President or the Chief Executive Officer of the Corporation in his or her sole discretion, in the case of a leave of absence by any employee who is not an executive officer of the Corporation, and with the written approval of the Committee, in the case of a leave of absence by any executive officer of the Corporation, shall not be considered a termination of service, provided that such written approval contractually obligates the Corporation to continue the service of the Optionee after the approved period of absence. The service of any Optionee on an approved leave of absence shall be deemed terminated upon the Optionee’s failure to (or the Optionee’s indicating that he or she will not) resume service with the Corporation immediately following the end of the approved leave of absence or if the Optionee’s employment is otherwise terminated during the approved period of absence. Nothing in the Plan shall be deemed to give any Optionee the right to be retained in employment or other service by the Corporation for any period of time.

(k)	Incentive Stock Option Limitations. To the extent required for “Incentive Stock Option” status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other Option plan of the Corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000.

To the extent (if any) permitted under Section 422 of the Code, if (i) a Participant’s employment with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to this Section 5(k), is greater than the portion of such Option that is exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the Optionee to exercise such Incentive Stock Option.

(l)	Cash-out of Option; Settlement of Spread Value in Restricted Stock. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the Optionee an amount, in cash or stock, equal to the excess of the Fair Market Value of the Stock over the option price (the “Spread Value”) on the effective date of such cash-out.

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In addition, if the Option agreement so provides at grant or is amended (with the Optionee’s consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

(m)	Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a “cashless exercise” of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6.    Stock Appreciation Rights

(a)	Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an Optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

(b)	Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i)	Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

(ii)	Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share or such lesser amount as specified in the grant agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii)	Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(f) of the Plan.

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(iv)	Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v)	A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

SECTION 7.    Restricted Stock

(a)	Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b)	Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

(i)	The purchase price for shares of Restricted Stock shall not be less than what prevailing law may require.

(ii)	Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

(iii)	Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Pegasystems Inc. 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Pegasystems Inc. Copies of such Plan and or Agreement are on file in the offices of Pegasystems Inc. 101 Main Street, Cambridge, MA 02142-1590 Attention: Vice President and Chief Financial Officer.”

(iv)	The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

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(c)	Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i)	Subject to the provisions of this Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii)	Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

(iii)	Subject to the applicable provisions of the Award agreement and this Section 7, upon termination of a Participant’s service to the Corporation for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

(iv)	In the event of hardship or other special circumstances of a Participant whose service to the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

(v)	If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 8.    Long Term Performance Awards

(a)	Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the “Performance Period”) for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

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(b)	Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

(c)	Termination of Employment. Unless otherwise provided in the applicable Award agreement(s), if a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

(i)	based, to the extent relevant under the terms of the Award, upon the Participant’s performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

(ii)	prorated where deemed appropriate by the Committee, for the portion of the Performance Period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

However, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate.

If a Participant terminates employment with the Corporation during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

(d)	Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9.    Amendments and Termination

The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the Optionee’s or Participant’s consent, or which, without the approval of the Corporation’s stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following amendments, would:

(a)	except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

(b)	decrease the Option price of any Stock Option to less than 50% of the Fair Market Value on the date of grant;

(c)	change the employees or class of employees eligible to participate in the Plan; or

(d)	extend the maximum Option period under Section 5(b) of the Plan.

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The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 10.    Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Corporation, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 11.    General Provisions

(a)	The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing that the Optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)	Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)	The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Corporation, as the case may be, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

(d)	No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(e)	At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

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(f)	Shares may be subject to a repurchase right by the Corporation which the Corporation shall have the right to exercise from time to time as may be set forth in a grant agreement for an Award granted under this Plan.

(g)	The reinvestment of dividends in additional Restricted Stock (or in other types of Plan Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

(h)	The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

(i)	The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

SECTION 12.    Effective Date of Plan

The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 13. Term of Plan

No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

13

Appendix B

PEGASYSTEMS INC.

1996 EMPLOYEE STOCK PURCHASE PLAN

(As Amended as of March 6, 2003)

l.	PURPOSE. The purpose of this Employee Stock Purchase Plan (the “Plan”) is to provide employees of Pegasystems Inc., a Massachusetts corporation (the “Company”), and its subsidiaries, who wish to become stockholders of the Company an opportunity to purchase shares of the Common Stock, $.01 par value per share, of the Company (the “Shares”). The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	ELIGIBLE EMPLOYEES. Subject to provisions of Sections 7, 8 and 9 below, any individual who is in the full-time employment (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors of the Company (the “Board”) as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is:

(a)	in excess of 20 hours per week; and

(b)	more than five months in the relevant calendar year.

3.	OFFERING DATES. From time to time the Company, by action of the Board, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an “Offering”) on a date or series of dates (each of which is an “Offering Date”) designated for this purpose by the Board.

4.	PRICES. The Price per share for each grant of rights hereunder shall be the lesser of:

(a)	eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or

(b)	eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.

At its discretion, the Board of Directors may determine a higher price for a grant of rights.

For purposes of this Plan, the term “fair market value” on any date means (i) the average (on that date) of the high and low prices of the Company’s Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Sock is not reported on the Nasdaq National Market System or on a national securities exchange. If the Company’s Common Stock is not publicly traded at the time a right is granted under this Plan, “fair market value” shall mean the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

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5.	EXERCISE OF RIGHTS AND METHOD OF PAYMENT.

(a)	Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board.

(b)	The method of payment for Shares purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment, or both, as determined by the Board. No interest shall be paid upon payroll deductions unless specifically provided for by the Board.

(c)	Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

6.	TERM OF RIGHTS. Rights granted on any Offering Date shall be exercisable upon the expiration of such period (“Offering Period”) as shall be determined by the Board when it authorizes the Offering, provided that such Offering Period shall in no event be longer than twenty-seven (27) months.

7.	SHARES SUBJECT TO THE PLAN. No more than 1,000,000 Shares may be sold pursuant to rights granted under the Plan; provided, however, that appropriate adjustment shall be made in such number, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to Section 9 below) to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

8.	LIMITATIONS ON GRANTS.

(a)	No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

(b)	No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

(c)	No right granted to any participating employee under a single Offering shall cover more shares than may be purchased at an exercise price equal to 10% of the base salary payable to the employee during the Offering not taking into consideration any changes in the employee’s rate of compensation after the date the employee elects to participate in the Offering, or such other percentage as determined by the Board from time to time. This provision shall be construed to meet the requirements set forth in Section 423(b)(5) of the Code.

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9.	LIMIT ON PARTICIPATION. Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitation, established by the Board when it authorizes the offering.

10.	CANCELLATION OF ELECTION TO PARTICIPATE. An employee who has elected to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established by the Board, cancel such election as to all (but not part) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee’s compensation through payroll deductions shall be paid to the employee, without interest, upon such cancellation.

11.	TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee’s compensation through payroll deductions shall be paid to the employee or to the employee’s estate, without interest.

12.	EMPLOYEE’S RIGHTS AS STOCKHOLDER. No participating employee shall have any rights as a stockholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and a certificate for the Shares is actually issued.

13.	RIGHTS NOT TRANSFERABLE. Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14.	LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws; provided, however, that because of certain federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant or within one year of the date of exercise of the applicable right, such notice to set forth the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

15.	AMENDMENTS TO OR DISCONTINUANCE OF THE PLAN. The Board may at any time terminate or amend the Plan without notice and without further action on the part of stockholders of the Company, provided:

(a)	that no such termination or amendment shall adversely affect the then existing rights of any participating employee; and

(b)	that any such amendment which:

(i)	increases the number of Shares subject to the Plan (subject to the provisions of Section 7);

(ii)	changes the class of persons eligible to participate under the Plan; or

(iii)	materially increases the benefits accruing to participants under the Plan shall be subject to approval of the stockholders of the Company.

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16.	EFFECTIVE DATE AND APPROVALS. The Plan was adopted by the Board on May 13, 1996 to become effective as of said date. The Company’s obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders not later than May 13, 1997 and of any governmental authority required in connection with the authorized issuance or sale of such Shares and is further subject to the Company receiving the opinion of its counsel that all applicable securities laws have been complied with.

17.	TERM OF PLAN. No rights shall be granted under the Plan after May 13, 2006.

18.	ADMINISTRATION OF THE PLAN. The Board or any committee or persons to whom it delegates its authority (the “Administrator”) shall administer, interpret and apply all provisions of the Plan. The Administrator may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.

Date approved by the Board of Directors of the Company: Date approved by the Stockholders of the Company: Date amendment approved by the Board of Directors of the Company:	May 13, 1996 June 26, 1996 March 6, 2003

4

       [PGSCM - PEGASYSTEMS INC.] [FILE NAME: ZPGSC2.ELX] [VERSION - (2)]
                          [04/17/03] [orig. 04/10/03]
                                  DETACH HERE                             ZPGSC2

                                     PROXY

                                PEGASYSTEMS INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      2003 Annual Meeting of Stockholders

     The undersigned stockholder of Pegasystems Inc., a Massachusetts corporation ("Pegasystems"), hereby acknowledges receipt of the Notice of Annual
Meeting of Stockholders and Proxy Statement dated April 29, 2003 and hereby appoints Alan Trefler, June Morris and Robert Jahrling, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each other for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the common stock of the undersigned in Pegasystems at the Annual Meeting of its Stockholders to be held June 3, 2003 at One Main Street, Cambridge, Massachusetts at 9:30 a.m., local time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

---------------                                                  ---------------
  SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
     SIDE                                                             SIDE
---------------                                                  ---------------

       [PGSCM - PEGASYSTEMS INC.] [FILE NAME: ZPGSC1.ELX] [VERSION - (3)]
                          [04/17/03] [orig. 04/10/03]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
                                                                          ZPGSC1

[X] Please mark
    votes as in
    this example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSAL NOS. 1, 2, 3 AND 4 AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS
AS MAY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE FOR THE
NOMINEES LISTED BELOW AND FOR PROPOSAL NOS. 1, 2, 3 AND 4.
   1. Election of Directors.                                                                                  FOR  AGAINST  ABSTAIN
      Nominees: (01) Steven F. Kaplan,    2. To approve an increase in the number of shares reserved for      [ ]    [ ]      [ ]
                (02) Alan Trefler,           issuance under the Pegasystems, Inc. Amended and Restated
                (03) William W. Wyman        1994 Long-Term Incentive Plan.

              FOR         WITHHELD        3. To approve an increase in the number of shares reserved for      [ ]    [ ]      [ ]
              [ ]           [ ]              issuance under the Pegasystems Inc. 1996 Employee Stock
                                             Purchase Plan.
   [ ]
      --------------------------------    4. To ratify the selection of Deloitte & Touche LLP as independent  [ ]    [ ]      [ ]
   (INSTRUCTIONS: To withhold authority      public accountants of Pegasystems Inc. for the fiscal year
   to vote for any individual nominee,       ending December 31, 2003.
   write that nominee's name in the
   space provided above.)                 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                                       [ ]

                                          PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                          Please sign exactly as name appears at left. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                              Date:                    Signature:                              Date:
          ------------------------------     --------------------          ------------------------------     --------------------